LEASE AGREEMENT


     LEASE AGREEMENT made this 9th day of September, 1998, by and between 185 Commerce Drive Associates, L.P., a Pennsylvania limited partnership ("Lessor"), and Biosonics, Inc. whose primary business address is 260 New York Drive, Fort Washington, Pa. ("Lessee").


     BACKGROUND:

          Lessor is the owner of the building located at 185 Commerce Drive, Fort Washington, Pa. (the "Building"). Lessee desires to rent from Lessor 4,508 sq.
ft. of the Building (the "Premises"), as outlined in the diagram attached as Exhibit "A". Lessor desires to lease the Premises to Lessee and Lessee desires to lease the Premises from Lessor (the "Lease") under the terms and conditions set forth hereinafter.

          NOW, THEREFORE, in consideration of the foregoing Background and the mutual covenants, conditions and agreements herein contained, the parties hereto, each intending to be legally bound hereby, agree as follows:


          1.   Lease Term .   Lessor hereby rents the Premises to Lessee
and Lessee hereby rents the Premises from Lessor for a term of five (5) years.

          2. Minimum Rent. The minimum rental to be paid by Lessee to Lessor in monthly installments, in advance, on the first day of each month during the term of this Lease, is detailed on Exhibit B (the "Rental Schedule") attached hereto. The first month minimum rent shall be paid upon execution of this Lease.

          3.   Use.      Lessee shall use and occupy the Premises as office
space, lab and storage areas and for no other purpose.

          4.   Construction of Premises.       Lessor shall, without cost to
Lessee, do that portion of the construction and other items of work in the Premises ("Landlord's Work") designated in Exhibit "C" which is attached hereto
and made a part hereof.    The Landlord's Work shall be completed in a good and
workmanlike manner, in accordance with all applicable ordinances and regulations.

          5. Commencement. The term of this Lease, and Lessee's obligation to pay rent hereunder shall commence on November 1, 1998 and shall end on October 31, 2003.
          6.   Additional  Rent.

               (a)  Damages for Default.     Lessee agrees to pay as rent in
addition to the minimum rental herein reserved, any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this Lease, and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on its part to comply with the covenants of this Lease, and each of them, and also any and all damages of the Premises caused by any act or neglect of Lessee, less any insurance proceeds payable to Landlord as a result thereof.
               (b)  Utilities.     Lessee further agrees to pay, as additional
rent Lessee's Share (this is 10.7% determined by dividing the total square feet of
this Lease, 4,508, by the total square feet of the Building, 42,000) of all utility charges, including but not limited to gas and electric applicable to the Premises, immediately when the same become due.
               (c)  Water Rent.     Lessee further agrees to pay as additional
rent Lessee's Share of charges for water consumed upon the Premises.
               (d)  Sewer Rent.     Lessee further agrees to pay as
additional rent Lessee's Share of all sewer rental or charges for use of sewers,
sewage system, and sewage treatment works servicing the Premises, within thirty
(30) days after receipt of a bill from Lessor..
               (e)  Common Area Maintenance. Lessee shall pay to
Lessor Lessee's Share of the Operation and Maintenance Costs (as hereinafter defined), in excess of the Base Cost as defined below:
               1. The first payment of Lessee's Share of the Operation and Maintenance Cost shall not be due or payable until January 1, 2000. Beginning January 1, 2000 and each month thereafter, Lessee shall pay Lessee's Share of the increase over the Base Cost estimated by Lessor for the year, pro-rated equally over a 12 month period. After Lessor calculates the actual cost, in the event that the amount paid by Lessee was less than the actual cost, Lessor shall bill Lessee, and such amount shall be due within 15 days; in the event that Lessee paid in excess of the actual cost of Lessor, then the excess shall be applied toward the obligation of Lessee for the next calendar year.
     Lessor's bill shall contain a statement setting forth Lessee's actual Operation and Maintenance Costs for the prior year, and if the Lease term has by then expired, any amount owed Lessee shall be paid to Lessee at the time such statement is delivered to Lessee. Such statement shall be delivered to Lessee by April 15th of the year following the year in question.
               2.   The costs and expense of the operation and maintenance
of the Building (the "Operation and Maintenance Costs") shall include, without limitation, the reasonable and necessary cost and expense to Lessor for the following items:
                         (a)  All wages, salaries and fees of all employees
and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance, administration fees and all other employee benefits relating thereto, in proportion to the time devoted thereto by such employees and agents;
                         (b)  All supplies and materials used in the
management, operation, repair, replacement, maintenance and security of the Building;
                         (c)  All "Utility Costs", including without
limitation, gas, water, sewer, electricity, power, heating, lighting, air-conditioning and ventilation consumed by the common areas of the Building and the servicing thereof;
                         (d)  All maintenance and service contracts for
the operation, repair, replacement, maintenance and security of the Building, including, without limitation, window cleaning, and maintenance and servicing of the security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevators and grounds of the Building;
                         (e)  All fire (with all risk coverage) and other
casualty and public liability insurance for the Building and Lessor's personal property and fixtures used in connection therewith;
                         (f)  All "Real Estate Taxes" which, for the
purpose of this Article, shall mean all gross real property taxes without discounts and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Building and any improvements, fixtures and equipment and all other property of Lessor, real or personal, located in the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to or in lieu of such real property or personal property taxes, together with the reasonable costs and expenses (including reasonable attorney's fees, expenses and court costs) of contesting by appropriate proceedings the amount of validity of any of the aforementioned taxes or assessments;
                         (g)  All repairs and general maintenance of the
Building;
                         (h)  All janitorial services for the Building;
                         (i)  Depreciation on exterior window blinds and
carpeting in public corridors and common areas provided by Lessor over the useful life thereof on a straight line basis as determined under GAAP.
                         (j)  The costs of any capital improvements made
for the purpose of reducing operating expenses (as would be determined in the reasonable judgment of a landlord of a first class office building), or which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building as of the date of this Lease, which costs shall be amortized over the useful life thereof on a straight line basis as determined under GAAP, together with interest on the unamortized balance at the rate equal to the Prime Rate established by Mellon Bank (East) National Association Bank, Philadelphia, Pennsylvania or such higher rate as may have been paid by Lessor on funds borrowed for the purpose of construction of such capital improvement;
                         (k)  All other costs and expenses necessarily and
reasonably incurred by Lessor in the proper operation and maintenance of a first class office building; provided, however, that the following shall be excluded from the term "Operation and Maintenance Costs": (i) expenses for any capital improvement made to the Building, except as provided above (including but not limited to the resurfacing of the parking areas and driveways servicing the Building); (ii) expenses for repairs or other work occasioned by fire, windstorm or
other insured casualty; (iii) expenses incurred in leasing or procuring new tenants (e.g. for lease commissions, advertising expenses and expenses of renovating space for new tenants); (iv) legal expenses in enforcing the terms of any lease; (v) interest or amortization payments on any mortgage or mortgages;
(vi)  expenditures for which Lessor is reimbursed from any insurance carrier,
from any tenant, including the Lessee, or from any other source; (vii)   costs
incurred in performing work or furnishing services of a capital nature for any tenant; (viii) depreciation, except as provided above; (ix) bad debt loss, rent loss or reserves for either of them; (x) taxes, except as provided above;
(xi) if Lessee pays separately for its own utility, then the cost of all utilities furnished to all tenants, provided that common area utilities shall be included in the Operation and Maintenance Costs; (xii) costs incurred in connection with the construction of the Building or its initial development;
(xiii)  costs for sculpture, decorations paintings or other objects of art in excess amounts typically spent for such items in office buildings of comparable quality in the competitive area of the Building; (xiv) costs, expenses or expenditures relating to the duties, liabilities or obligations of other tenants in the Building; (xv) costs incurred by Lessor arising out its of failure to perform or its breach of any of its covenants, agreements, represen-tations, warranties, guarantees or indemnities made under this Lease or any other lease in the Building; (xvi) costs of compliance, except as provided above fines or penalties incurred by Lessor due to violations of or noncom-pliance with any applicable legal requirements; (xvii) costs incurred in the removal, abatement or other treatment of underground storage tanks or hazardous substances or wastes present in the Building or on or under the real property upon which the Building is located; (xviii) except as provided in Section 6(e)(2)(j) hereof, lease payments for rented equipment, the cost of which equipment constitutes a capital expenditure if the equipment were purchased and any late fees, penalties, interest or similar fees incurred in connection therewith; (xix) any amounts paid to a person, firm or other entity related to Lessor which is in excess of the amount charged by unaffiliated parties for comparable goods or services; (xx) except as provided in Section 6(e)(2)(j) hereof, costs incurred by Lessor to remedy any defects in the design or materials used in the Building or Building equipment, or costs incurred by Lessor to repair or replace the structural steel framing, roof, roofing systems, foundations and underground utility lines forming a part of or servicing the Building; (xxi) costs associated with the operation of the business of the entity which constitutes Lessor as the same are distinguished from the costs of operations of the Building, including, without limitation, accounting and legal expenses, costs of selling, syndicating, financing, mortgaging or hypothecating Lessor's interest in the Building, and costs of any disputes between Lessor and its employees or building managers; (xxii) the cost of installing, operating and maintaining a specialty improvement, including, but not limited to, an observatory, athletic, luncheon or recreational club or facility; and (xxiii) the value or lost income to Lessor of any office space in the Building which is utilized for the management of the Building; and (xxiv) amounts paid as ground rental.
                         (l)  All revamping and reballasting in the
Common Areas of the Building; provided, however, that revamping and reballasting in the Premises shall be performed by Lessor at Lessee's direction and at Lessee's sole cost and expense in accordance with Lessor's rate schedule in effect from time to time..
                         (m)   Lighting and maintenance of parking lot;
                              (n)  The cost of trash removal; and
                         (o)  An administrative fee equal to 10% of all
items contained in this paragraph as Additional Rent.
               (3). Base Cost.     The term Base Cost shall mean the
Operation and Maintenance Costs of the Building for the calendar year 1999.

          7.   Place of Payment.   All rents shall be payable to
Associates. without prior notice or demand at the office of Lessor c/o Keystone Real Estate Management, Inc. 1150 First Avenue, King of Prussia, Pa. 19406 or at such other place as Lessor may from time to time designate by notice in writing.

          8.   Affirmative Covenants of Lessee.   Lessee covenants and
agrees that it will, without demand:

               (a)  Payment of Rent.    Pay the rent and all other  charges
herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by Lessor by distraint or
other process in the same manner as rent due and in arrears.   In the event that
Lessee fails to make any payment due within five (5) days of its due date, Lessee shall pay a late charge to Lessor of ten cents for each dollar so overdue. Such late charge shall be deemed additional rent for all purposes under this Lease. Lessee shall also pay $50.00 for any returned check.

               (b)  Maintenance.   Keep the Premises clean and free from
all ashes, dirt and other refuse matter and shall repair all damages to the Premises for which Lessor is not insured which arise out the Lessee's negligence or missuse of the Premises and not out of ordinary wear and tear to the Premises. The Lessee agrees to surrender the Premises in the same condition in which Lessee has herein agreed to keep same during the term of this Lease.
Any repairs, replacements and renewals and/or any labor or materials performed or furnished in, on or about the Premises shall be performed or furnished in strict compliance with all applicable laws, regulations, ordinances and require-ments of all duly constituted municipal authorities and/or other governmental bodies having jurisdiction and the requirements of the Board of Fire Under-writers having jurisdiction hereof.

               (c)  Requirements of Public Authorities.     Comply  with any
requirements of any of the constituted public authorities, and with the terms of any
State or Federal statute or local ordinance or regulation applicable to Lessee's specific manner of use of the Premises, including without limitation, the ADA and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.
               (d)  Fire.     Use reasonable precaution against fire.
               (e)  Rules and Regulations.   Comply with rules and
regulations of Lessor promulgated as hereinafter provided so long as such rules and
regulations are uniformly enforced against all tenants of the Building.
               (f)  Surrender of Possession.      Peaceably deliver up and
surrender possession of the Premises to the Lessor at the expiration or sooner termination of this Lease, promptly delivering to Lessor at his office all keys for the
Premises.
               (g)  Notice of Fire, etc.     Give to Lessor prompt written
notice of any accident, fire, or damage occurring on or to the Premises.
               (h)  Common Areas.   Lessor and all tenants shall have the
right to use the common areas of the Building. Such right of use shall include Lessee, its employees, agents, invitees and licensees. Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to such areas, facilities and improvements, and to change the location of or otherwise alter or modify any of the common areas, facilities and improvements, so long as Lessor continues to provide adequate passage way to the Premises and does not interfere with Lessee's use and enjoyment of the Premises. Lessee shall comply with all such reasonable rules and regulations so long as such rules and regulations are uniformly enforced against all tenants of the Building.

          9.   Negative Covenants of Lessee.      Lessee covenants and agrees
that it will do none of the following things without the prior consent in writing of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed:

               (a)  Use of Premises.    Occupy the Premises in any  other
manner or for any purpose other than as above set forth.
               (b)  Assignment and Sub-letting.   Assign, mortgage or
pledge this Lease or under-let or sublease the Premises, or any part thereof, or permit any other person, firm or corporation to occupy the Premises, or any part thereof; nor shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease, without an additional written consent by Lessor, which Lessor may not unreasonably withhold. Notwithstanding the foregoing, Lessee shall not be required to obtain Lessor's consent in connection with an assignment or sublease to any entity controlling, controlled by or under common control with Lessee or to any successor to Lessee by reason of a merger, sale of all or substantially all of the assets of Lessee or transfer of a controlling percentage of the corporate stock of Lessee, provided Lessee shall give Lessor written notice of any such assignment or sublease, including the effective date thereof, within thirty (30) days following such effective date and further provided that the use of the Premises by such assignee or subleassee shall be permitted under this Lease
               (c)  Signs.    Place or allow to be placed any stand, booth,
sign or show case upon the doorsteps, vestibules or outside walls or pavements of the Premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the Premises which is visible from outside the Premises. Lessee shall remove any sign, projection or device painted, placed or erected if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this Lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this Lease), Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.
               (d) Alterations, Improvements. Make any alterations, improvements, or additions to the Premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this Lease, shall remain upon the Premises at the expiration or sooner termination of this Lease and become the property of Lessor. In the event Lessee shall make any alterations, improvements or additions to the Premises without Lessor's consent, if Lessor shall, prior to the termination of this Lease, have given written notice to Lessee to remove same, Lessee will remove such alterations, improvements and additions and restore the Premises to the same condition in which Lessee has herein agreed to keep same during the term of the Lease.
Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent. Notwithstanding the foregoing, Lessee can make any alterations, additions or improvements up to $2,500.00 per item or anything cosmetic, without Lessor's written approval.

               (e)  Mechanics Liens.     Prior to the commencement of any
work to be performed by or on behalf of Lessee on the Premises for which a lien could be filed against the Premises or the Building, Lessee shall execute and either duly record and file, or at Lessor's request, deliver to Lessor for recording and filing, a waiver of mechanics' liens for itself and all contrac-tors, mechanics, materialmen and subcontractors retained by, on behalf of or taking under Lessee, in form and substance satisfactory to Lessor. If recorded or filed by Lessee, Lessee shall deliver a copy thereof to Lessor with the recording information, prior to the commencement of any such work on the Premises. Lessee shall execute and deliver substitute, duplicate original and additional of such waivers from time to time upon Lessor's request. Prior to any mechanic, materialman, laborer, artisan, contractor, subcontractor, architect, engineer, surveyor, or other person afforded protection or benefits under all applicable mechanics lien laws (separately and collectively, "mechanic"), performing any work or supplying any materials whatsoever, Lessee shall first cause to be duly executed by every such mechanic a waiver of liens in form and substance reasonably acceptable to Lessor, and either cause such waivers to be duly and properly filed and recorded in all places, in such manner and within such time, prior to commencement of work or supplying of material, as is prescribed by law, or cause delivery thereof to be made upon Lessor at least ten (10) business days prior to any work being done at or materials being supplied to the Premises. Lessor shall promptly provide Lessee with a waiver of liens form acceptable to Lessor.
          Lessee shall keep the Premises and all other parts of the Building free from any and all liens arising out of any work performed, services, supplies, labor or materials furnished or obligations incurred by or for Lessee (but not by Lessor or its contractors), or Lessee's operations and Lessee agrees to discharge, by payment, bonding, order of a court of competent jurisdiction or otherwise, such mechanics' or materialmen's liens, within sixty (60) days after request therefore by Lessor, or such shorter period if the liens or any of them are in any manner materially impeding, jeopardizing or delaying a potential sale, leasing, financing, refinancing and/or extension of credit of or to the Building or part thereof. If Lessee fails to do so, Lessor may do what it deems appropriate to protect its interests and Lessee shall reimburse Lessor for any and all costs and expenses (including reasonable attorneys' fees and all related costs, together with interest thereon at the rate of thirteen percent (13%) from the date of Lessor's making of all payments and incurring of the costs and expenses) which may be incurred by Lessor by reason of the filing of any such liens and/or the removal of same; such reimbursements shall be considered Addit-ional Rent and shall be made within thirty (30) days after demand by Lessor setting forth the amount of such costs and expenses. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or here-after contracting with Lessee for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Building, at any time from the date hereof until the end of the term are hereby charged with notice that they must look exclusively to Lessee to obtain payment for such service or material, and Lessee shall communicate the same in writing to every such mechanic, materialman, contractor, artisan, laborer, and similar person with which it deals with respect to the Building.
          Lessee shall indemnify and hold Lessor harmless, and defend Lessor, at Lessee's sole cost and expense, utilizing counsel reasonably approved by Lessor, from and against any and all losses, liabilities, judgments, liens, claims, costs, damages and expenses incurred or suffered by Lessor, including without limitation, all reasonable legal fees and costs incurred in connection therewith, arising out of or relating to any mechanics' or materialmen's lien (other than ones caused by Lessor) upon the Premises in breach of this Section of the Lease.
          Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for
the performance of any labor or the furnishing of any materials for any specific alteration, addition, improvement or repair to the Building or the Premises or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Building or the Premises or any part thereof, nor as evidencing Lessor's consent that the Premises may be subject to any mechanic's, laborer's or materialman's lien.
               (f)  Machinery.     Use or operate any machinery that, in
Lessor's reasonable opinion, is harmful to the Premises or disturbing to other tenants occupying adjacent premises.
               (g)  Weights.  Place any weights in any portion of the
Premises beyond the safe carrying capacity of the structure.
               (h)  Fire Insurance.     Do or suffer to be done, any act,
matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises, or any part thereof, or on the building of which the Premises may be a part, shall become void or suspended, or whereby same shall be rated as a more hazardous risk than at the date of execution of this Lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the Premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this Lease), Lessee agrees to pay to Lessor as additional rent any increases of premiums on insurance carried by Lessor on the Premises, or any part thereof, or on the building of which the Premises may be a part, caused thereby.
               (i)  Environmental Matters.   Lessee shall not engage in
operations at the Premises which involve the generation, manufacturing, refining, transportation, treatment, storage, handling, or disposal of "hazardous substances" or "hazardous waste," without the prior written consent of Lessor, which consent shall be at Lessor's sole discretion without regard to reasonableness. Medical waste shall be disposed of by companies licensed to do so. Lessee agrees to hold the Lessor harmless from all costs, fines, and/or penalties, which may result from the presence of hazardous waste or hazardous materials on the Premises attributable to the period of the Lessee's occupancy
and arising by reason of a violation by Lessee of this Section 9(i).   Lessor
has an environment Phase I report prepared by Philips Services dated June, 1997, which is available to Lessee to review.

          10.  Lessor's Rights.    Lessee covenants and agrees that Lessor
shall have the right to do the following things and matters in and about the
Premises:

               (a) Inspection, Repair and Alteration of Premises. At all reasonable times, and upon reasonable advance notice, by itself or by its duly authorized agents to go upon and inspect the Premises and every part thereof, and at its sole option to make repairs, alterations, renovations and additions to the Premises, or to the Building of which the Premises is a part.
               (b)  Rules and Regulations.   At any time or times and from
time to time to make such rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Premises, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Lessee, form a part of this Lease.
               (c)  Sale or Rent.  To display a "For Sale" sign at any
time, and also, after notice from either party of intention to terminate this Lease, or at any time within three months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the Premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers of the Building or after notice from either party of its intention to terminate this Lease, or within 3 months prior to the expiration of this Lease, prospective tenants authorized by Lessor, may inspect the Premises at reasonable hours after reasonable advance notice.
               (d)  Discontinue Facilities and Service.      The Lessor may
discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this Lease.

          11.  Responsibility of Lessee.

               (a) Lessee agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any injury or damage to any person or property in the Premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the Premises, or any part or portion of the building of which the Premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the Premises, or of the building of which the Premises is a part, or from the drains, pipes or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage is caused by or results from the gross negligence or willful misconduct of Lessor or its officers, employees, agents, independent contractors.
               (b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse by Lessee of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the Premises or from any kind of injury which may arise from Lessee's use, misuse or abuse of the Premises or the building of which the Premises is a part.

          12.  Responsibility of Lessor.

               (a)  Destruction of Premises.      In the event that the
Premises is destroyed or damaged by fire or other casualty then Lessor shall with reasonable promptness (taking into account the nature of the damage and time it takes for the insurance carrier to investigate and pay for the loss) repair or restore the Premises to substantially the same condition and quality they were in immediately prior to the casualty; provided that if substantially all of such damages is not practically repairable or is not actually repaired, within one hundred and twenty (120) days after the casualty in question Lessee may, by notice to Lessor, terminate this Lease and the tenancy hereby created shall cease (i) as of the date of the casualty, the rent to be adjusted as of such date, if Lessee has been unable to occupy the Premises or (ii) as of the date of such notice, if Lessee has reoccupied the Premises pursuant to interim repairs. Promptly after any casualty, Lessee shall take interim steps to render the Premises usable to the maximum extent possible.
Notwithstanding the preceding, if the damage to the Premises shall render the whole or any material part thereof unsuitable for the use for which they were intended and theretofore employed, a just proportion of the rent, according to the nature and extent of the deprivation, shall be suspended until the Premises (or the portion for which rent suspension applies) shall be repaired or restored by Lessor to substantially the same quality they were in immediately prior to such casualty. If the insurance proceeds plus the policy "deductible" should be less than the cost of the repair or restoration, Lessor shall pay the excess cost to a maximum of $10,000. In this event, Lessor shall have the option of fully restoring the Premisesompt notice to Lessee of its election not to so restore the Premises, in which event, upon thirty (30) days notice, Lessee will have the right to terminate this Lease. If the insurance proceeds shall be greater than the cost of repair or restoration, the excess shall belong to Lessor. However, if Lessor is unable to collect the insurance proceeds, after all reasonable actions to pursue its claims, Lessor shall not be obligated to rebuild the Premises and, upon 30 days notice to Lessee, may terminate this Lease.
               (b)  No Damage for Interruption of Use.  Lessor  shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the Premises or the
interruption in the use of the Premises, nor shall rent abate.
               (c) Conditions of Premises. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any
time thereafter; except as specifically set forth hereinafter. Lessor shall make at its sole cost and expense, all repairs necessary to initially provide to the Premises and thereafter to maintain, in safe condition and in compliance with all applicable laws
and regulations, plumbing, air conditioning and electrical systems, windows, floors (except carpeting) and all other items which constitute a part of the Building structure and are installed or furnished by Lessor, which shall be sufficient for Lessee's intended use of the Premises for the office purposes; provided, however, that Lessor shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from
Lessee that such repair is needed.   Lessor shall be responsible for compliance
with all applicable laws, other than those applicable to Lessee's alterations or other improvements made by Lessee, and will provide all State approved plans for
the Premises.   Lessee shall be responsible for compliance with laws applicable to alterations or other improvements made by Lessee.
               (d)  Quiet Enjoyment.     Upon payment by Lessee of all rents
and other charges herein provided, and upon the observance and performance of all the covenants, terms, and conditions on Lessee's part to be observed and performed, Lessee shall peacefully and quietly hold and enjoy the Demised Premises for the term hereof without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under the Lessor, except as otherwise provided in this Lease.
               (e)  Building Services.
                    (1) The following services and facilities shall be supplied by Lessor in accordance with the terms of this Lease, in connection with Lessee's use of the Premises, or in common with the other tenants of the Building, as applicable:
                         (i)  Heat, ventilation, and air conditioning for the
Premises and the common areas of the Building;
                         (ii) Janitorial service on Business Days;
                         (iii)     Listing of Lessee's name of a Building
directory in the Building lobby;
                         (iv) Electricity to the Premises and to all common
areas of the Building;
                         (v)  Trash collection and removal,  landscaping
and snow removal; and
                    (2) Lessor's services shall be provided at a level and in a manner consistent with the operation of comparable office buildings in the competitive area of the Building.
                    (3) "Business Day(s) shall mean Mondays through Fridays exclusive of the normal holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
          13.  Miscellaneous Agreements and Conditions.

               (a)  Effect of Repairs on Rental.  No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this Lease.
               (b)  Agency.   Each party represents to the other that it has
not dealt with any agent or broker in connection with this Lease other than Keystone Real Estate Management, Inc. and hereby indemnifies the other party against any damages incurred as a result of a misrepresentation contained in this Subparagraph 13(b). Lessor shall be responsible for commissions owing to Keystone Real Estate Management, Inc..
               (c)  Waiver of Custom.   It is hereby covenanted and
agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to enforce the covenants and provisions of this Lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce its rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions and covenants of this Lease or as having in any way or manner modified the same.
               (d) Conduct of Lessee. This Lease is granted upon the express condition that Lessee and/or the occupants of the Premises shall not create a public nuisance and that if at any time during the term of this Lease or any extension or continuation thereof, Lessee or the occupier of the Premises shall have created a public nuisance (after notice and a reasonable cure period), Lessee shall be taken to have broken the covenants and conditions of this Lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe all of the covenants and conditions of this Lease.
               (e) Failure of Lessee to Repair. In the event of the failure of Lessee promptly to perform the covenants of subparagraph 8(b) and (c) hereof, Lessor may go upon the Premises and perform such covenants. The cost thereof, at the sole option of Lessor, shall be charged to Lessee as additional and delinquent rent.

          14.  Remedies of Lessor.      If  Lessee:

               (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by Lessee, after notice and a cure period of five (5) days; or
               (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained where such violation or failure continues for fifteen (15) days after written notice thereof from Lessor to Lessee provided, however, that if the nature of the violation or failure is such that the same cannot reasonable be cured within such fifteen (15) days period, Lessee shall not be deemed in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion; or
               (c) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee, or a bill in equity or other proceeding for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for compo-sition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable; then and in any or either of said events set forth in this Paragraph 14, there shall be deemed to be a breach of this Lease, and thereupon ipso facto and without entry or other action by Lessor, provided, however, that if any such action is commenced against Lessee the same shall not constitute a default if Lessee causes the same to be stayed or dismissed within sixty (60) days after the filing of same.
                    (1) Without terminating this Lease, Lessor may declare the rent for the entire unexpired balance of the term of this Lease, including any option terms as to which notice has been provided by Lessee, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officer's commissions including watchmen's wages and further including the five percent chargeable by Act of Assembly to Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge of payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed to be paid by Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this Lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this Lease or any part thereof is assigned, or if the Premises or any part thereof is sublet, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sublessee and apply the same to the rent due here-under without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or
                    (2) Lessor may serve notice upon Lessee that this Lease and the term hereby created, including all option terms hereunder, shall terminate and become absolutely void as of the date specified in the notice, to be not less than five (5) days after delivery of the notice to Lessee, without any right on the part of Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this Lease including any option terms as to which Lessee has provided notice.

          15.  Further Remedies of Lessor.   In the event of any default as
above set forth in Paragraph 14, Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

               (a) may without notice or demand enter the Premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the Premises, and pay Lessor out of the proceeds all sums due. Even if the rent is not due at that time, should the Lessee at any time remove or attempt to remove goods and chattels from the Premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes Lessor to pursue Lessee for a period of ninety days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal. Lessee hereby releases and discharges Lessor, and its agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or
               (b) may enter the Premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officer's commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officer's commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after the removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the Demised Premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P. L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof and Lessee also waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under all other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc. seized under a distress for rent or levy upon an execu-tion for rent, damages or otherwise; all waivers herein before mentioned are hereby extended to apply to any such action; and/or
               (c) may lease the Premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

          16.  DUTY TO MITIGATE.   In exercising its rights hereunder,
Lessor shall have a duty to mitigate its damages provided that such efforts shall not require Lessor to let the Premises to any party not meeting its qualifications standards, provided such standards have been and are being applied uniformly. Efforts by Lessor to mitigate its damages shall not constitute a waiver of any right or remedy available to Lessor.

          17.  CONFESSION OF EJECTMENT.      When this Lease shall be
terminated by condition broken, either during the original term of this Lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an action and judgment in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein Demised Premises, for which this Lease shall be his sufficient warrant, whereupon, if Lessor so desires, a Writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the Premises remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this Lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the Premises.

          18.  Affidavit of Default.    In any action of ejectment Lessor shall
first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be prima facie evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

          19.  Remedies Cumulative.     All of the remedies herein before
given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Premises shall deprive Lessor of any of its remedies or actions against Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no termination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Premises.

          20. Condemnation. In the event that the Premises or any part thereof is taken or condemned for a public or quasi public use, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire Premises be so taken. In either event, Lessee waives all claims against Lessor by reason of the complete or partial taking of the Premises, and it is agreed that Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this Lease by reason of the aforesaid. In the event a portion only of the Premises or a portion of the Building shall be so taken such as to have a material adverse impact upon Lessee's use and enjoyment of the Premises, then within thirty (30) days thereafter, either Lessee or Lessor may elect to terminate this Lease from the date when possession is so taken. If no such election is made, Lessor shall repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionately to the portion of the Premises taken.

          21.  Subordination.      This Lease is subject and subordinate to any
and all mortgages now or hereafter placed upon the property of which the Premises is a part, and to all renewals, modifications and extensions thereof. Lessee agrees upon demand of Lessor to execute, acknowledge and deliver all such instruments as shall be requested by any mortgagee or proposed mortgagee to confirm such subordination, if requested by any mortgagee. However, such subordination shall be conditioned on Lessor delivering a non-disturbance agree-ment from such mortgagee, substantially in the form of Exhibit I hereto, to the effect that Lessee's possession and quiet enjoyment of the Premises shall not be disturbed so long as Lessee performs its obligations hereunder.

          22.  Insurance.

               (a) Lessor shall keep the Premises continuously insured against loss or damage by fire, with extended coverage, and against such other hazards as Lessor may reasonably require for its full replacement value. In addition, Lessor shall carry comprehensive public liability insurance on all common areas in amounts reasonably determined by Lessor.
               (b) Lessee shall maintain or cause insurance to be maintained as follows:
                    (i) Comprehensive public liability insurance an "occurrence basis" against claims for "personal injury", including without limitation bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than that required by Lessor with respect to personal injury or death to any one or more persons (not less than $2,000,000) or damage to property (not less than $500,000);
                    (ii) Worker's compensation insurance, including employer's liability insurance, for all employees of Lessee engaged on or with respect to the Premises in such amount as is reasonably satisfactory to Lessor, or, if such limits are established by law, in such amounts;
                    (iii) During the course of any construction or repair of improvements on the Premises by Lessee (if permitted by Lessor), builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, during construction of such improvements, with deductibles not to exceed $l,000, in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement;
                    (iv) Such other insurance, and in such amounts, as may from time to time be reasonably required by Lessor against the same or other hazards.
               (c) All policies of insurance required by the terms of subparagraph 24(a) or (b) shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Lessee or Lessor which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Lessee and Lessor.
               (d) All policies of insurance shall be issued by companies and in amounts in each company reasonably satisfactory to Lessor. All policies of insurance shall where possible name Lessor, and, if appropriate the holder of any mortgage upon the Premises, as an additional insured or as additional loss payee, not subject to contribution, all in form reasonably satisfactory to Lessor. Lessee shall furnish Lessor with a signed duplicate original policy with respect to all required insurance coverage. At least thirty (30) days prior to the expiration of each such policy, Lessee shall furnish Lessor with evidence reasonably satisfactory to Lessor of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Lease. All such policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Lessor, shall be in form reasonably satisfactory to Lessor, shall be maintained in full force and effect, shall be delivered to Lessor, with premiums prepaid, as collateral security for payment of the obligations of Lessee hereunder, and shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Lessor. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unsafe by reason of Lessee's breach of any condition thereof, or become void or unsafe by reason of the value or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatever the insurance shall be unsatis-factory to Lessor in its reasonable judgment , Lessee shall place new insurance on the Premises, reasonably satisfactory to Lessor.
               (e) In the event Lessee fails to provide, maintain, keep in force or deliver and furnish to Lessor the policies of insurance required by this Lease, Lessor may procure such insurance or single interest insurance for such risks covering Lessor's interest, and Lessee will pay all premiums thereon promptly upon demand by Lessor, and until such payment is made by Lessee the amount of all such premiums, together with interest thereon at the lesser of the highest legal rate of interest or thirteen percent (13%) per annum, shall be due and payable hereunder.

          23. Notices. All notices required hereunder shall be given by certified mail, return receipt requested and shall be deemed effective three
(3) days
after the date of receipt. Any notices to Lessor shall be addressed to: Keystone Real Estate Management, Inc., 1150 First Avenue, King of Prussia, Pa. 19406.

          24.  Lease Contains All Agreements.     It is expressly understood
and agreed by and between the parties that this Lease and the riders attached and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or its Agents and Lessee relative to the Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

          25.  Successors and Assignees.     All rights and liabilities herein
given to, or imposed upon, the respective parties shall extend to and bind the several and respective successors and assigns of the parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

          26.  Security Deposit.   Upon the execution of this lease, Lessee
shall deposit with Lessor a security deposit of     Six Thousand   and  Ten
Dollars and    66/100 ($6,010.66)  Upon the occurrence of any Event of Default by Lessee, Lessor may from time to time and without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of base rent or additional rent, or any other damage, injury, expense or liability caused to Lessor by such Event of Default, any remaining balance of such security deposit to be returned by Lessor to Lessee within a reasonable period of time after the termination of this Lease. However, the security deposit shall not be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee. Lessee shall be entitled to receive and shall receive no interest on such security deposit, and Lessor may commingle the same with other monies of Lessor.
If Lessor shall ever use the security deposit to pay the sums described above, Lessee shall immediately deposit with Lessor an additional security deposit equal to the amount so used.

          27.  Estoppel Certificates.   Lessor and Lessee agree to execute
and deliver to the other (or a designee thereof) within seven 7 days at the request therefore, a statement, in writing and in recordable form, certified to the extent true: (i) that this Lease is in full force and effect and unmodified (or, if so modified, stating the modifications) (ii) Lessee has accepted the Premises; (iii) the commencement and expiration date at the term of this Lease;
(iv) that rental payments are current without any offset or defense thereto if correct, or if not correct, a statement setting forth the correct information;
(v) the amount of rent and security deposit, if any, paid in advance; (vi) that to the knowledge of the officer executing the statement, Lessor and Lessee respectively are not in default in performance of obligations under this Lease or if they are in default, specify in which respects the Lessor or Lessee is in default; and (vii) any other matter relating to the status of this Lease which may be reasonably requested.

          28.  Agency.        It is expressly understood and agreed by
Lessor and Lessee that Keystone Real Estate Management, Inc. and Prentice Properties Management are acting only as an agent and shall not in any event be liable either to Lessor or Lessee for the fulfillment or non-fulfillment of any of the terms, covenants, conditions or provisions of this Lease or for any action or proceeding taken by Lessor against Lessee or by Lessee against Lessor.

          29.  Force Majeure.      Lessor and Lessee shall be excused for
the period of any delay in its performance of any of the obligations hereunder, when prevented from so doing by cause or causes beyond Lessor's control which shall include, without limitation, all labor disputes, inability to obtain material or services, civil commotion, or Acts of God.

          30.  Lessor's Obligations.    Lessor's obligations hereunder shall be
binding upon Lessor only for a period of time that Lessor is in ownership of the Building; and, upon termination of that ownership, Lessee, except as to any obligations which have then matured, shall look solely to Lessor's successor in interest in the Building for the satisfaction of each and every obligation of Lessor hereunder, provided this Lease is assumed by such successor in interest by separate written agreement or by operation of law.

          31. Lessor's Liability. Lessor shall have no personal liability under any of the terms, conditions or covenants of this Lease, and Lessee shall look solely to the equity of the Lessor in the Building of which the Premises form a part for the satisfaction of any claim, remedy or cause of action occurring to Lessee as a result of the breach of any portion of this Lease by Lessor.

          32.  Waiver of Jury Trial.    Lessee hereby waives trial by jury in
the event that any litigation is instituted under this Lease.

          33.  Corporate Authority.     The undersigned person executing on
behalf of Lessee warrants that he has full authority to execute this Lease on behalf of the corporate Lessee.

          34. Headings. Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.















          35.  No Recordation.     This Lease may not be recorded by Lessee.

          IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

     Biosonics, Inc.


                         By:____________________________


     185 Commerce Drive Associates, L. P.


                         By:____________________________